[Photo]







                                  The First Israel
                                  Fund, Inc.
                                  ......................
                                  ANNUAL REPORT
                                  SEPTEMBER 30, 1997

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          7

Statement of Assets and Liabilities...........................................................         10

Statement of Operations.......................................................................         11

Statement of Changes in Net Assets............................................................         12

Statement of Cash Flows.......................................................................         13

Financial Highlights..........................................................................         14

Notes to Financial Statements.................................................................         15

Report of Independent Accountants.............................................................         20

Results of Annual Meeting of Shareholders.....................................................         21

Tax Information...............................................................................         21

Description of InvestLink-SM- Program.........................................................         22

PICTURED ON THE COVER IS AN AERIAL VIEW OF THE TEL AVIV SKYLINE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                November 7, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 1997.

PERFORMANCE

For the fiscal year ended September 30, 1997, the Fund's total return, based on net asset value ("NAV") and assuming reinvestment of dividends and distributions, was 52.8%, versus 46.6% for the Tel Aviv Stock Exchange ("TASE") Index.

At September 30, 1997, total net assets of the Fund were approximately $92.3 million. The Fund's investments in securities listed and trading on the TASE and the Israeli and Israel-related companies listed and trading in the United States totaled approximately $77.1 million, as compared to approximately $51.9 million on September 30, 1996. The Fund also held investments valued at approximately $9.6 million in unlisted securities of Israeli and Israel-related companies, as compared to approximately $8.6 million on September 30, 1996. In percentage terms, at September 30, 1997, 83.6% of the Fund's net assets was invested in equity or equity-linked securities listed and trading on the TASE and the Israeli and Israel-related companies listed and trading in the United States and 10.4% in unlisted Israeli and Israel-related equity or equity-linked securities.

At September 30, 1997, NAV per share was $18.41, as compared to $13.10 at September 30, 1996. The Fund's common stock closed on the New York Stock Exchange on September 30, 1997 at $14.9375 per share, representing a discount of 18.9% to the Fund's NAV.

I attribute this significant outperformance to a combination of effective sector allocation relative to the TASE Index and favorable stock selection. Notable sector allocations included overweights in financial services, which benefited from declining interest rates and the improving climate for privatizations; and technology, whose strength was buoyed by U.S. rallies in technology and small stocks more generally. Additional positive contributions to performance were provided by the Fund's shares in Star Venture Enterprises II, a private equity investment; as well as underweights in two major companies, Bezeq Israeli Telecommunication Corp., Ltd. and Teva Pharmaceutical Industries Ltd., both of which fared poorly over the past year.

POLITICAL COMMENTARY

Much has happened in Israel since my last report, resulting in further deterioration of the political environment.

Foremost in this regard is the near-cessation of the peace process, coincident with several acts of terrorism. Prime Minister Netanyahu and Chairman Arafat did meet for talks in September following intense U.S. diplomatic efforts, but little was accomplished. A new round of talks is beginning in Washington as I write, but it is difficult to see any positive short-term outcome.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Compounding the difficulty of the situation are the severe internal problems facing both Mr. Netanyahu and Mr. Arafat. Accordingly, I see no reason to believe that there will be any meaningful decline in tensions for some time. The stock market, therefore, may be prone to more nervousness going forward as political developments unfold.

THE ECONOMY

Historically, it appears that investors in Israeli equities have ignored the political scene and focused instead on positive company fundamentals and the nation's improving economy. This pattern remains intact.

Recently, there has been good news on several fronts. Annualized inflation, for instance, was 9.3% through September 1997, significantly lower than the 10.6% rate in 1996 and well within the 8-10% rate for 1997 projected by the government. Monetary policy has been accomodative, as the Bank of Israel lowered its discount rate several times to 13.4% in September 1997 from 17.0% in June 1996.

Recent news concerning foreign reserves and the trade and current account deficits also has been encouraging. The major stumbling block seems to be the nation's budget deficit, which is likely to exceed the 2.8% of Gross Domestic Product originally targeted for 1997, despite the passage of several supplementary cuts in government spending.

In addition to the increasingly favorable economic climate, I see other factors that should stimulate upward movement in the stock market. The government's privatization program, whose revenue generation thus far in 1997 is nearly double the government's original forecast, should maintain its strong momentum. Private investment company Claridge Israel ("Claridge"), furthermore, recently announced its intention to acquire majority ownership of Koor Industries Ltd. ("Koor"), a sprawling conglomerate that is Israel's largest publicly traded company. Given Koor's extensive equity stakes in other Israeli companies, any such ownership change is likely to have implications throughout the economy. Should the transaction go through, it could be among the first steps in a process of dismantling Israel's somewhat tangled corporate structure, which has long been dominated by huge holding companies. This should be positive.

FEATURED COMPANIES

As is my custom, I'd like to highlight a few specific companies in order to provide some insight into how your money is invested. The following are two good examples of some of the technology-related stocks held in the Fund.

ECI TELECOMMUNICATIONS LTD.

Within the fast-moving telecommunications business, opportunities are plentiful for agile companies that can exploit attractive niches. One of the Fund's largest positions is in ECI Telecommunications Ltd. ("ECI"). ECI makes digital equipment designed to improve the transmission infrastructure of existing telecommunications networks. It also is the largest overall Israeli producer of telecommunications equipment.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

I believe that now is a particularly good time to be optimistic about ECI shares. This is because the company is well-positioned to benefit from a number of strong industry trends and, for the first time in several years, the outlook is simultaneously positive for all of its main product sectors.

FAVORABLE TRENDS FOR ECI INCLUDE:

- Aggressive deregulation and/or privatization of most telecommunication markets worldwide. Service providers are responding to market forces by seeking out suppliers that offer a favorable price/performance profile. Many also no longer are required by law to use domestic suppliers.

- Heavier demands on network capacity as a result of greater home usage (E.G., for data transfer, faxing, internet access).

- Huge need for basic telecommunications infrastructure in developing nations, many of which also view the expansion of telephone service as an important element of economic stimulation.

- Increasing technological complexity, which can create big opportunities for smaller companies like ECI.

- Rapid buildout of wireless networks.

Current and longer-term prospects for ECI's core businesses are quite good. Local network access (40% of 1996 sales), which is the enlargement of the capacity of the lines connecting individual users to their local telephone exchange, is one of the fastest-growing areas in telecommunications equipment. In my view, it is likely to be a major growth engine for ECI over the next several years. ECI holds a commanding 70% share in the market for digital circuit multiplication equipment ("DCME"), 30% of which conserves precious bandwidth space in phone lines by compressing voice and fax transmissions. The fairly mature DCME business recently has been reinvigorated by the explosive growth in internet usage.

Wide area network equipment (14%) is the province of Telematics, ECI's U.S. subsidiary. Telematics is poised for a dramatic turnaround after posting disappointing results for several years. Finally, ECI is successfully focusing on innovative niche products in synchronous digital hierarchy systems (13%), the European standard for high-speed fiber-optic transmission.

Other positive factors for ECI include its longstanding relationships with most of the world's major telecommunication providers; global geographic diversification; minimal presence in the Israeli domestic market; lack of dependence on any particular product or customer; record-high order backlog; and low debt level.

A wildcard in the ECI picture is the recent announcement that Koor, as part of the transaction mentioned earlier, intends to acquire the 10.4% equity stake in ECI currently owned by Claridge. Koor will receive the ECI shares from Claridge in exchange for at least 16.5% of its own equity. Koor also has declared its intention to purchase more ECI shares.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

DSP GROUP INC.

DSP Group Inc. ("DSPG") is one of a number of U.S.-based technology companies with Israeli origins. Its focus is the digital signal processor ("DSP"), a specialized semiconductor chip designed to process image, video, audio and speech information that has been converted from its natural analog form to a digital data record.

DSPG has three principal products, including DSPs for speech and telephony applications; DSP "cores" (I.E., the architectural designs used in the production of DSPs); and the TrueSpeech family of voice compression software. As a "fabless" semiconductor maker (I.E., one that does not manufacture its own products), DSPG outsources the production of its speech and telephony chips and licenses its core designs and TrueSpeech line to other companies for inclusion in their own products.

The prospects for DSPs (and, hence, for DSPG) are quite strong for several reasons. First, the development of advanced, more powerful semiconductor technologies allows for greatly increased use of digital computing. This is best reflected by the growing inclusion of DSPs in consumer products like compact disk players, telephone answering devices, cellular phones, talking toys and more. Second, DSPs possess significant performance advantages over their analog forebears.

I regard DSPG as an equity play both on the explosive growth of the DSP semiconductor sector and the exciting advances being made in the development of telecommunications equipment. The following are the most prominent reasons why the Fund owns DSPG shares:

EMERGING ROYALTY INCOME STREAM - The potential sizzle in the DSPG story is its licensing of DSP cores for use by other manufacturers. Licensing royalties began to trickle in during 1997, but their true impact likely will not be felt until late 1998 or 1999, when licensee development cycles start to bear fruit. If actual royalties even come close to equaling potential royalties, DSPG could enjoy a huge stream of new revenues. I note that profit margins on royalities typically run about 80-90%.

MARKET LEADERSHIP - The company's bread-and-butter business, DSPs for the digital segment of the telephone answering device market, is the market leader with an estimated 30-40% share. The overall segment, furthermore, is growing rapidly.

STRONGEST SEMICONDUCTOR GROWTH RATE - The DSP market is projected to grow approximately twice as quickly as the total semiconductor market over the next few years. Analysts estimate its size to reach about $8 billion in 2001 versus about $2.2 billion in 1996.

SUBSTANTIAL "BUY VS. MAKE" ADVANTAGES - In spite of the growing demand and applicability of DSPs, their complexity is such that only a few companies actually develop them. The vast majority of companies, then, realize tremendous savings in costs, manpower and time to market by choosing to buy/license DSPs from a recognized leader like DSPG instead of making their own.

INDUSTRY STANDARD - In 1995, the International Telecommunications Union designated TrueSpeech as the industry software standard for the transmission of compressed audio over conventional telephone lines and the internet. This means that virtually any company seeking to make industry-compatible products must use DSPG compression software.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

INCREASINGLY DIGITAL WORLD - The world is going digital, primarily driven by the adoption of digital audio and video devices to replace older analog models. Demand for DSPs should grow accordingly.

BLUE-CHIP CUSTOMER LIST - DSPG's list of customers and licensees reads like a who's who of the telecommunications equipment industry. It includes AT&T, Fujitsu, IBM, Intel, Microsoft, NEC, Samsung, Siemens, Texas Instruments, Unisys and many more.

OUTLOOK

In general, some degree of caution is appropriate when fashioning a strategy for investment in Israeli equities. The volatility of political events dictates such an approach, but I continue to believe in the ultimate success of the peace process while recognizing that many bumps remain in its long road ahead.

The macroeconomic environment also is becoming increasingly favorable for the nation's equity market: interest rates are trending downward; inflation is subsiding; and, aided by privatization revenues, the budget deficit is gradually shrinking. I add that the government has relaxed foreign exchange controls and made clear its intention to allow the shekel to freely float in 1998. Should the shekel depreciate, as it has in recent months, the important export sector will receive a strong boost. Finally, Israel this month becomes a component of the widely followed IFC Emerging Market Equity Index. This inclusion means that Israel will attain greater presence in index-oriented international portfolios and, thus, could attract much greater attention and investment inflows.

I appreciate your interest in the Fund, and would be pleased to respond to your questions or comments.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., the Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS

                                     September 30, 1997   September 30, 1996
Banking                                            9.39                 6.50
Building Products                                  3.29                 3.17
Chemicals                                          3.58                 1.72
Computer Software                                  4.79                 4.31
Conglomerates                                     10.19                10.78
Electronics/Electrical Equipment                   2.94                 2.41
Financial Services                                 3.39                 3.15
Food & Beverages                                   3.12                 4.14
Insurance                                          3.55                 2.13
Mortgage Banking                                   5.77                 3.01
Pharmaceuticals                                    6.60                 7.96
Semiconductor & Related Technology                 4.80                 7.41
Telecommunications                                14.75                14.99
Venture Capital                                    4.56                 3.50
Other                                             13.22                17.05
Cash & Other Assets                                6.06                 7.77

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                Percent of Net
           Holding                                                         Sector                                   Assets
------------------------------------------------------------------------------------------------------------------------------
       1.  Teva Pharmaceutical Industries                              Pharmaceuticals
           Ltd.                                                                                                        5.7
------------------------------------------------------------------------------------------------------------------------------
       2.  Bank Hapoalim Ltd.                                              Banking                                     5.0
------------------------------------------------------------------------------------------------------------------------------
       3.  Bank Leumi Israel                                               Banking                                     4.4
------------------------------------------------------------------------------------------------------------------------------
       4.  ECI Telecommunications Ltd.                               Telecommunications                                4.0
------------------------------------------------------------------------------------------------------------------------------
       5.  Koor Industries Ltd.                                         Conglomerates                                  3.0
------------------------------------------------------------------------------------------------------------------------------
       6.  Star Venture Enterprises II                                 Venture Capital                                 2.8
------------------------------------------------------------------------------------------------------------------------------
       7.  F.I.B.I. Holdings Ltd.                                    Financial Services                                2.6
------------------------------------------------------------------------------------------------------------------------------
       8.  Gilat Satellite Networks Ltd.                             Telecommunications                                2.3
------------------------------------------------------------------------------------------------------------------------------
       9.  DSP Group Inc.                                    Semiconductor & Related Technology                        2.2
------------------------------------------------------------------------------------------------------------------------------
      10.  IDB Holding Corp., Ltd.                                      Conglomerates                                  2.2
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-93.94%
 AEROSPACE/DEFENSE EQUIPMENT-0.36%
Elbit Systems Ltd.......................         24,191  $   330,580
                                                         -----------
 AUTO PARTS-0.53%
Delek Automotive Systems Ltd............        327,641      491,757
                                                         -----------
 BANKING-9.39%
Bank Hapoalim Ltd.......................      1,995,800    4,615,919
Bank Leumi Israel.......................      2,484,132    4,048,015
                                                         -----------
                                                           8,663,934
                                                         -----------
 BUILDING PRODUCTS-3.29%
Industrial Buildings Corp., Ltd.........        568,200    1,107,843
Property & Building Corp., Ltd..........         15,103    1,239,164
Wolfman Industries Ltd., (Shares 5)+....         22,800      214,970
Ytong Industries Ltd....................        182,302      471,664
                                                         -----------
                                                           3,033,641
                                                         -----------
 CHEMICALS-3.58%
Agan Chemical
 Manufacturers Ltd......................         21,531      604,399
Dead Sea Bromine Ltd....................         30,662      224,757
Israel Chemicals Ltd., (Shares 1).......      1,390,000    1,700,792
Makhteshim Chemical
 Works Ltd.+............................        114,632      778,330
                                                         -----------
                                                           3,308,278
                                                         -----------
 COMPUTER NETWORKING-0.33%
Madge Networks N.V.+....................         40,590      304,425
                                                         -----------
 COMPUTER SOFTWARE-4.79%
ISG International Software
 Group Ltd.+............................         32,300      524,875
Magic Software Enterprises Ltd.+........         92,800      533,600
Oshap Technologies Ltd.+................        177,345    1,795,618
Sapiens International Corp. N.V.+.......         69,000      629,625
Tecnomatix Technologies Ltd.+...........         24,622      941,791
                                                         -----------
                                                           4,425,509
                                                         -----------
 CONGLOMERATES-10.19%
Clal Israel Ltd., (Shares 10)...........      1,978,000      627,685

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CONGLOMERATES (CONTINUED)
Discount Investment Corp................         21,000  $   621,133
Elco Holdings Ltd.......................         23,600      164,422
Elron Electronic Industries Ltd.........         33,356      599,819
FMS Enterprises Migun Ltd...............         13,538       80,074
Granite Hacarmel
 Investments Ltd........................        299,660      479,744
IDB Development Corp., Ltd..............         36,000      849,493
IDB Holding Corp., Ltd..................         87,245    2,015,567
Koor Industries Ltd.....................         18,762    1,954,726
                                            Par (000)
                                          -------------
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/98*.......................     NIS    600      276,800
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/99*.......................            600      276,800
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/00*.......................            600      276,800
                                             No. of
                                             Shares
                                          -------------
PEC Israel Economic Corp.+..............         61,228    1,182,466
                                                         -----------
                                                           9,405,529
                                                         -----------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.94%
Clal Electronic Industries Ltd..........          3,404      481,381
Elbit Ltd...............................         24,191       90,390
Elco Industries Ltd.....................         23,500      366,283
Electra Consumers Products Ltd..........        125,893      755,811
Electra Israel Ltd......................         17,500      731,439
Electronics Line Ltd., (Shares 1).......         28,154       45,718
Rada Electronic Industries Ltd.+........         87,942      239,092
                                                         -----------
                                                           2,710,114
                                                         -----------
 ENERGY SERVICES-1.13%
Delek Israel Fuel Corp., Ltd............         16,773      574,457
Superbowl Acquisition LDC*=/=...........             36      465,552
                                                         -----------
                                                           1,040,009
                                                         -----------
 FINANCIAL SERVICES-3.39%
Ampal-American Israel, Class A+.........         92,500      514,531
Ampal-American Israel, Warrants
 (expiring 02/28/99)+...................         92,500        5,781

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                                                                           7

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FINANCIAL SERVICES (CONTINUED)
F.I.B.I. Holdings Ltd...................         12,648  $ 2,372,020
Nesuah Trading and Investment in
 Securities Ltd.........................         72,468      137,358
Taya Investment Company Ltd.+...........         30,360       97,991
                                                         -----------
                                                           3,127,681
                                                         -----------
 FOOD & BEVERAGES-3.12%
Blue Square Chain Investments &
 Properties Ltd.+.......................         40,157      359,334
Elite Industries Ltd., (Shares 5).......         28,148      816,794
Israel Salt Industries Ltd..............        208,552      864,520
Jafora Tavori Ltd.......................         29,520       84,140
Mayanot Eden Ltd........................        149,750      751,769
                                                         -----------
                                                           2,876,557
                                                         -----------
 INDUSTRIAL TECHNOLOGY-2.08%
Cubital Ltd.*+..........................        329,278      105,639
Orbotech Ltd.+..........................         31,500    1,819,125
                                                         -----------
                                                           1,924,764
                                                         -----------
 INSURANCE-3.55%
Clal Insurance Enterprises Holdings
 Ltd., (Shares 1).......................        145,330    1,665,651
Harel-Hamishmar
 Investments Ltd., (Shares 5)...........         28,797    1,370,390
Leumi Insurance Holdings Ltd.+..........        349,678      241,922
                                                         -----------
                                                           3,277,963
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-2.10%
Dankner Investments Ltd., (Shares 1)....        207,327    1,025,996
GC Holdings Corp., Series K
 Preferred*+............................        299,513       47,922
GC Holdings Corp., Series L
 Preferred*+............................        308,432       37,012
Polaris Fund II LLC+=/=#................        250,000      240,212
The Renaissance Fund LDC=/=.............             60      585,393
                                                         -----------
                                                           1,936,535
                                                         -----------
 MEDICAL EQUIPMENT-1.71%
Elbit Medical Imaging Ltd...............         24,191      183,271
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MEDICAL EQUIPMENT (CONTINUED)
Laser Industries Ltd.+..................         81,000  $ 1,397,250
                                                         -----------
                                                           1,580,521
                                                         -----------
 METAL PRODUCTS-1.79%
Caniel-Israel Can Co., Ltd., (Shares
 1).....................................        105,210      879,181
Cvalim-The Electric Wire & Cable Co. of
 Israel Ltd.............................        113,640      371,339
Klil Industries Ltd., (Shares 5)........         18,654      398,148
                                                         -----------
                                                           1,648,668
                                                         -----------
 MORTGAGE BANKING-5.77%
Discount Mortgage Bank Ltd..............         11,198      993,795
Israel Discount Bank Ltd................      1,484,216    1,620,888
Mishkan Hapoalim Mortgage Bank Ltd.+....          8,288    1,537,755
Tefahot Israel Mortgage
 Bank Ltd.+.............................          1,456    1,170,282
                                                         -----------
                                                           5,322,720
                                                         -----------
 PHARMACEUTICALS-6.60%
Peptor Ltd.*+...........................         56,000      392,000
Taro Pharmaceutical
 Industries Ltd. ADR+...................         64,210      449,470
Teva Pharmaceutical
 Industries Ltd. ADR....................         94,200    5,251,650
                                                         -----------
                                                           6,093,120
                                                         -----------
 REAL ESTATE & CONSTRUCTION-0.24%
Kardan Investments Ltd., (Shares 5)+....         34,850      224,172
                                                         -----------
 SEMICONDUCTOR & RELATED TECHNOLOGY-4.80%
DSP Group Inc.+.........................         51,607    2,025,575
M-Systems Flash Disk
 Pioneers Ltd.+.........................         54,542      361,341
M-Systems Flash Disk
 Pioneers Ltd., Warrants
 (expiring 06/30/98)+...................         35,021      100,791
Zoran Corp., Series K+=/=...............         50,000    1,057,500

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 SEMICONDUCTOR & RELATED TECHNOLOGY (CONTINUED)
Zoran Corp., Series K, Warrants
 (expiring 07/30/98)*+..................         73,045  $   887,497
                                                         -----------
                                                           4,432,704
                                                         -----------
 STEEL-0.41%
Urdan Industries Ltd.+..................        405,259      382,331
                                                         -----------
 TELECOMMUNICATIONS-14.75%
Ciena Corp.+............................         38,755    1,919,584
ECI Telecommunications Ltd..............        115,300    3,732,838
Geotek Communications, Inc.+............        229,332      974,661
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100      456,842
Geotek Communications, Inc., Convertible
 Preferred
 Series N*(l)...........................            595      259,569
Gilat Satellite Networks Ltd.+..........         58,700    2,165,480
Nexus Telecommunication Systems Ltd.+...         68,933      448,065
Nexus Telecommunication Systems Ltd.,
 Warrants
 (expiring 11/28/97)+...................         68,933       17,233
NICE-Systems Ltd. ADR+..................         23,600    1,327,500
Tadiran Ltd. ADR........................         29,900    1,106,300
Tadiran Telecommunications Ltd..........         33,500      636,500
Teledata Communication Ltd.+............         12,550      566,319
                                                         -----------
                                                          13,610,891
                                                         -----------
 TEXTILES-1.29%
Lodzia Rotex Textile Co., (Shares 4)....         21,720      336,369
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TEXTILES (CONTINUED)
Macpell Industries Ltd.+................          7,500  $    27,552
Zikit Textile Dye Print Ltd.............         12,000      824,552
                                                         -----------
                                                           1,188,473
                                                         -----------
 TRADING COMPANIES-0.33%
Rapac Electronics Ltd...................         34,806      310,160
                                                         -----------
 VENTURE CAPITAL-4.56%
Advent Israel (Bermuda) L.P.+=/=........      1,000,000    1,040,000
Star Venture Enterprises II*+...........              5    2,603,774
Walden-Israel Ventures, L.P.+=/=........        500,000      565,953
                                                         -----------
                                                           4,209,727
                                                         -----------
 WOOD & PAPER PRODUCTS-0.92%
American Israeli Paper Mills Ltd........         19,263      847,685
                                                         -----------

TOTAL INVESTMENTS-93.94%
 (Cost $65,657,614) (Notes A,D)........................   86,708,448
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-6.06%...
                                                           5,589,465
                                                         -----------
NET ASSETS-100.00%.....................................  $92,297,913
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
=/=        Restricted security (See Note F).
#          As of September 30, 1997, the Fund committed to
           investing an additional $750,000 of capital in
           Polaris Fund II LLC.
(l)        With an additional 595 warrants attached, expiring
           06/20/01, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $65,657,614)
 (Note A)...............................     $86,708,448
Cash (including $143 of foreign currency
 with a cost of $143) (Note A)..........       4,829,435
Receivables:
  Investments sold......................         986,315
  Note..................................         272,079
  Dividends.............................          46,121
  Interest..............................           6,983
Prepaid expenses........................          28,605
Unamortized organizational costs (Note
 A).....................................          18,967
                                             -----------
Total Assets............................      92,896,953
                                             -----------

 LIABILITIES
Payables:
  Advisory fee (Note B).................         282,308
  Israeli capital gains tax (Note A)....          70,522
  Administration fees (Note B)..........          18,758
  Other accrued expenses................         227,452
                                             -----------
Total Liabilities.......................         599,040
                                             -----------
NET ASSETS (applicable to 5,012,295
 shares of common stock outstanding)
 (Note C)...............................     $92,297,913
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($92,297,913
  DIVIDED BY 5,012,295).................          $18.41
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,012,295 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,012
Paid-in capital.........................      67,371,893
Undistributed net investment income.....       1,902,985
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       2,060,397
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      20,957,626
                                             -----------
Net assets applicable to shares
 outstanding............................     $92,297,913
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,678,947
  Dividend received from investment
   partnership..........................       1,902,985
  Interest..............................         224,745
  Less: Foreign taxes withheld..........        (275,077)
                                             -----------
  Total Investment Income...............       3,531,600
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,104,264
  Custodian fees........................         177,837
  Audit and legal fees..................         118,501
  Administration fees (Note B)..........          95,190
  Printing..............................          70,000
  Amortization of organizational costs
   (Note A).............................          63,539
  Accounting fees.......................          59,999
  Directors' fees.......................          46,500
  Transfer agent fees...................          31,927
  Insurance.............................          17,187
  NYSE listing fees.....................          16,159
  Other.................................          18,054
                                             -----------
  Total Expenses........................       1,819,157
  Less: Fee waivers (Note B)............         (31,663)
                                             -----------
    Net Expenses........................       1,787,494
                                             -----------
  Net Investment Income.................       1,744,106
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       2,210,283
  Foreign currency related
   transactions.........................         (94,544)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      28,979,212
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      31,094,951
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $32,839,057
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Fiscal Years Ended
                                                    September 30,
                                             ---------------------------
                                                1997            1996
                                             ---------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)..........     $ 1,744,106     $  (450,669)
  Net realized gain on investments and
   foreign currency related
   transactions.........................       2,115,739       6,923,616
  Net change in unrealized depreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................      28,979,212      (6,974,241)
                                             -----------     -----------
    Net increase/(decrease) in net
     assets resulting from operations...      32,839,057        (501,294)
                                             -----------     -----------
Distributions to shareholders:
  Net realized gain on investments......      (6,190,185)             --
                                             -----------     -----------
    Total increase/(decrease) in net
     assets.............................      26,648,872        (501,294)
                                             -----------     -----------

 NET ASSETS
Beginning of year.......................      65,649,041      66,150,335
                                             -----------     -----------
End of year (including undistributed net
 investment income of
 $1,902,985 and $0, respectively).......     $92,297,913     $65,649,041
                                             -----------     -----------
                                             -----------     -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

 INCREASE/(DECREASE) IN CASH FROM
Operating Activities
  Investment income received............     $  1,619,866
  Operating expenses paid...............       (1,677,341)
                                             ------------
Net decrease in cash from operating
 activities.............................                      $    (57,475)
Investing Activities
  Purchases of long-term portfolio
   investments..........................      (12,824,569)
  Proceeds from disposition of long-term
   portfolio investments................       17,698,966
                                             ------------
Net increase in cash from investing
 activities.............................                         4,874,397
Financing Activities
  Notes receivable......................          380,263
  Cash dividends paid...................       (6,190,185)
                                             ------------
Net decrease in cash from financing
 activities.............................                        (5,809,922)
                                                              ------------
Net decrease in cash....................                          (993,000)
Cash at beginning of year...............                         5,822,435
                                                              ------------
Cash at end of year (Note A)............                      $  4,829,435
                                                              ------------
                                                              ------------

 RECONCILIATION OF NET INCREASE IN NET
 ASSETS RESULTING FROM OPERATIONS TO NET
 DECREASE IN CASH FROM OPERATING
 ACTIVITIES
Net increase in net assets resulting
 from operations........................                      $ 32,839,057
Adjustments:
  Increase in dividend and interest
   receivable...........................     $     (8,749)
  Increase in accrued expenses..........           65,766
  Decrease in prepaid expenses..........           44,387
  Dividend received from investment
   partnership*.........................       (1,902,985)
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      (31,094,951)
                                             ------------
Total adjustments.......................                       (32,896,532)
                                                              ------------
NET DECREASE IN CASH FROM OPERATING
 ACTIVITIES.............................                      $    (57,475)
                                                              ------------
                                                              ------------

------------------
* On September 30, 1997, an investment partnership owned by the Fund, distributed to the Fund marketable equity securities of Ciena Corp. This distribution was accounted for as dividend income for the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                  For the Fiscal Years Ended September 30,          For the Period
                                                ---------------------------------------------      October 29, 1992*
                                                                                                        through
                                                   1997          1996       1995       1994       September 30, 1993
                                                -----------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........      $13.10       $13.20     $11.74     $15.83               $13.74**
                                                ----------     --------   --------   --------             --------
Net investment income/(loss)..................        0.35        (0.09)     (0.10)     (0.28)               (0.07)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions.................................        6.20        (0.01)      1.56      (3.27)                2.16
                                                ----------     --------   --------   --------             --------
  Net increase/(decrease) in net assets
   resulting from operations..................        6.55        (0.10)      1.46      (3.55)                2.09
                                                ----------     --------   --------   --------             --------
Distributions to shareholders:
  Net realized gains on investments and
   foreign currency related transactions......       (1.24)          --         --      (0.43)                  --
  In excess of net realized gains.............          --           --         --      (0.11)                  --
                                                ----------     --------   --------   --------             --------
  Total distributions to shareholders.........       (1.24)          --         --      (0.54)                  --
                                                ----------     --------   --------   --------             --------
Net asset value, end of period................      $18.41       $13.10     $13.20     $11.74               $15.83
                                                ----------     --------   --------   --------             --------
                                                ----------     --------   --------   --------             --------
Market value, end of period...................     $14.938      $11.250    $12.000    $13.250              $17.375
                                                ----------     --------   --------   --------             --------
                                                ----------     --------   --------   --------             --------
Total investment return(a)....................       44.36%       (6.25)%    (9.43)%   (21.26)%              24.58%
                                                ----------     --------   --------   --------             --------
                                                ----------     --------   --------   --------             --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......     $92,298      $65,649    $66,150    $58,855              $79,274
Ratio of expenses to average net assets.......        2.26%(c)     2.23%      2.57%      2.64%                2.41%(b)
Ratio of net investment income/(loss) to
 average net assets...........................        2.20%       (0.68)%    (0.91)%    (2.08)%              (0.50)%(b)
Portfolio turnover rate.......................       16.98%       21.68%     22.17%     17.07%               34.80%
Average commission rate per share(d)..........     $0.0056      $0.0073         --         --                   --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratio reflects actual expenses incurred by the Fund. Amounts are net of fee waivers. Ratio of expenses to average net assets would have been 2.30% excluding fee waivers, for the fiscal year ended September 30, 1997.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At September 30, 1997, the Fund held 10.37% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,354,237 and fair value of $9,575,265. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1997, the interest rate was 5.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on the TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
appreciation on unlisted Israeli debt obligations. At September 30, 1997, the Fund had deferred $93,193 in Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rates from that which are due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Included in undistributed net investment income is a dividend received from one of the Fund's investment partnerships. This dividend was received as marketable equity securities and will be presented as undistributed net investment income until the securities are sold.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At September 30, 1997, the Fund reclassified $158,879 of accumulated net investment loss, of which $53,196 was reclassified to accumulated net realized gain on investments and foreign currency related transactions. The remaining $105,683 was reclassified to paid-in capital.

OTHER: Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. BEA has agreed to waive the advisory fee previously payable to Giza Ltd. ("Giza") who had been employed by the Fund as investment sub-adviser through August 10, 1997. For the fiscal year ended September 30, 1997, BEA earned $1,104,264 for advisory services, of which BEA waived $31,663 in advisory fees previously payable to Giza. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 1997, BEA was reimbursed $8,000 for administrative services rendered to the Fund.

Analyst I.M.S. Investment Management Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Pursuant to the sub-advisory agreement, Analyst I.M.S. is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
advisory services. For the fiscal year ended September 30, 1997, Analyst I.M.S. earned $197,976 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the fiscal year ended September 30, 1997, such commissions amounted to $36,931.

For the period October 1, 1996 through August 10, 1997, Giza served as the Fund's investment sub-adviser. Effective August 11, 1997, Giza resigned as the Fund's investment sub-adviser. Pursuant to the sub-advisory agreement, Giza was paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA paid Giza, out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-advisory services. For the period October 1, 1996 through August 10, 1997, Giza earned $166,283 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1997, BSFM earned $87,190 for administrative services.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,012,295 shares outstanding at September 30, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1997 was $63,755,027. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $22,953,421, was composed of gross appreciation of $30,542,670 for those investments having an excess of value over cost and gross depreciation of $7,589,249 for those investments having an excess of cost over value.

For the fiscal year ended September 30, 1997, purchases and sales of securities, other than short-term investments, were $12,730,546 and $18,847,599, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of September 30, 1997, per share value of the securities and percentage of net assets which the securities comprise.

                                          NUMBER                                                    PERCENTAGE
                                            OF     ACQUISITION            FAIR VALUE     VALUE          OF
SECURITY                                  SHARES     DATES       COST     AT 09/30/97  PER SHARE    NET ASSETS
---------------------------------------  --------  ----------  ---------  -----------  ----------  ------------
Advent Israel (Bermuda) L.P............  650,000    06/16/93   $ 529,318  $  676,000   $     1.04       0.73
Advent Israel (Bermuda) L.P............  350,000    06/10/96     349,632     364,000         1.04       0.40
Polaris Fund II LLC....................  250,000    10/31/96     246,031     240,212         0.96       0.26
Superbowl Acquisition LDC..............       36    10/10/94     316,111     465,552    12,932.00       0.50
The Renaissance Fund LDC...............       60    03/30/94     618,590     585,393     9,756.55       0.63
Walden-Israel Ventures, L.P............   45,000    09/28/93      43,775      50,936         1.13       0.06
Walden-Israel Ventures, L.P............   80,000    11/30/93      77,822      90,553         1.13       0.10
Walden-Israel Ventures, L.P............  125,000    05/24/95     121,598     141,488         1.13       0.15
Walden-Israel Ventures, L.P............  125,000    08/08/96     121,598     141,488         1.13       0.15
Walden-Israel Ventures, L.P............  125,000    05/16/97     121,598     141,488         1.13       0.15
Zoran Corp.............................   50,000    07/31/96      75,000   1,057,500        21.15       1.15

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The First Israel Fund, Inc., including the schedule of investments, as of September 30, 1997, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodians as of September 30, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The First Israel Fund, Inc. as of September 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 17, 1997

--------------------------------------------------------------------------------
   20

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On January 16, 1997, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR       WITHHELD    NON-VOTES
-----------------------------------------------------------------------------------  ----------  -----------  ----------
Dr. Enrique R. Arzac                                                                  3,471,136      60,427    1,480,732
Emilio Bassini*                                                                       3,475,861      55,702    1,480,732
Peter A. Gordon                                                                       3,462,821      68,742    1,480,732

--------------
* Resigned effective January 1, 1997.

In addition to the directors re-elected at the meeting, George W. Landau, Jonathan W. Lubell and Steven N. Rappaport continue to serve as directors of the Fund. Daniel Sigg and Zeev Holtzman resigned as directors of the Fund effective February 11, 1997 and August 11, 1997, respectively.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending September 30, 1997.

                                                                               FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                            ----------  ---------  ---------  ----------
                                                                             3,461,445     39,578     30,540   1,480,732

 TAX INFORMATION (UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 1997) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $1.235 per share distribution paid in respect of such fiscal year, $0.055 per share was derived from net realized short-term capital gains and $1.180 per share was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1997.

Notification for calendar year 1997 will be mailed in January 1998. The notification will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The First Israel Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of

--------------------------------------------------------------------------------
   22
dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1997, BEA managed approximately $34.6 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                              BEA ADVISOR FUNDS
SINGLE COUNTRY                                                OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                         BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                     BEA Global Telecommunications Fund
The Indonesia Fund, Inc. (IF)                                 BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                                 BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME                                                  For shareholder information or a copy
BEA Income Fund, Inc. (FBF)                                   of a prospectus for any of the
BEA Strategic Income Fund, Inc. (FBI)                         open-end mutual funds please call,
                                                              1-800-401-2230.

For closed-end fund information                               Visit our website on the Internet:
please call, 1-800-293-1232.                                  http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the
                                Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director
Dr. Enrique R. Arzac            Director

Peter A. Gordon                 Director

George W. Landau                Director

Jonathan W. Lubell              Director
Steven N. Rappaport             Director

Paul P. Stamler                 Senior Vice President

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue

New York, NY 10022

This report, including the financial statements herein, is
sent to the shareholders of the Fund for their information.
It is not a prospectus, circular or representation intended
for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                             [LOGO]

--------------------------------------------------------------------------------
                                                                      3917-AR-97